
                       UNITED STATES                           Office                  Serial number
                DEPARTMENT OF THE INTERIOR                     NEW ORLEANS, LA         OCS-G 9372
               MINERALS MANAGEMENT SERVICED

                                                                                       Rental rate per
                                                                                       acre, or fraction
                SULPHUR AND SALT LEASE OF                      Cash bonus              thereof
             SUBMERGED LANDS UNDER THE OUTER                   $ 3,401,757.00          $ 3.00 PER ACRE
               CONTINENTAL SHELF LANDS ACT

THIS FORM DOES NOT CONSTITUTE AN INFORMATION COLLECTION AS
DEFINED BY 44 U.S.C. 3502 AND THEREFORE DOES NOT REQUIRE       Minimum royalty rate
APPROVAL BY THE OFFICE OF MANAGEMENT AND BUDGET.               per acre, or fraction
                                                               thereof                 Royalty rate
                                                               $ 3.00                  12 1/2 PERCENT - SULPHUR
                                                                                       5 PERCENT - SALT TAKEN OFFSITE

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This lease is effective as of May 1, 1988 (hereinafter called the "Effective
Date") and shall continue for an initial period of TEN years (hereinafter called the "Initial Period") by and between the United States of America (hereinafter called the "Lessor"), by the REGIONAL DIRECTOR, GULF OF MEXICO OCS REGION, Minerals Management Service, its authorized officer, and

     FREEPORT-MCMORAN RESOURCE PARTNERS, LIMITED PARTNERSHIP       58.33000%

     IMC FERTILIZER, INC.                                          25.00000%

     FELMONT OIL CORPORATION                                       16.67000%



(hereinafter called the "Lessee"). In consideration of any cash payment heretofore made by the Lessee to the Lessor and in consideration of the promises, terms, conditions, and covenants contained herein, including the Stipulation(s) numbered 1 AND 3 attached hereto, the Lessee and Lessor agree as follows:

SEC. 1.   STATUTES AND REGULATIONS.  This lease is issued pursuant to the
Outer Continental Shelf (OCS) Lands Act (43 U.S.C. 1331-1356, (1953)), as amended, and the regulations issued thereunder (30 CFR Part 256). The lease is issued subject to the Act; all regulations issued pursuant to the Act and in existence upon the Effective Date of this lease; all regulations issued pursuant to the statute in the future which provide for the prevention of waste and conservation of the natural resources of the Outer Continental Shelf and the protection of correlative rights therein; and all other applicable statutes and regulations.

SEC. 2.   RIGHTS OF LESSEE.  The Lessor hereby grants and leases to the
Lessee the exclusive right and privilege to drill for, develop, and produce sulphur and salt resources in the submerged lands of the Outer Continental Shelf containing approximately 4,560.81 acres (hereinafter referred to as the "leased area"), described as follows:

ALL OF BLOCK 299, MAIN PASS AREA, SOUTH AND EAST ADDITION, OCS LEASING MAP, LOUISIANA MAP NO. 10A.

These rights include:

     (a) the nonexclusive right to conduct within the leased area geological and geophysical exploration in accordance with applicable regulations;

     (b) the nonexclusive right to drill water wells within the leased area, unless the water is part of geopressured-geothermal and associated resources, and to use the water produced therefrom for operations pursuant to the Act free of cost, on the condition that the drilling is conducted in accordance with procedures approved by the Director of the Minerals Management Service or the Director's delegate (hereinafter called the "Director"); and

     (c) the right to construct or erect and to maintain within the leased area artificial islands, installations, and other devices permanently or temporarily attached to the seabed and other works and structures necessary to the full enjoyment of the lease, subject to compliance with applicable laws and regulations.


SEC. 3.   TERM.  This lease shall continue from the Effective Date of the lease for the Initial Period and so long thereafter as sulphur and/or salt are produced from the leased area in paying quantities, or drilling or well reworking operations, as approved by the Lessor, are conducted thereon, or as otherwise provided by regulations.


SEC. 4.   RENTALS.  The Lessee shall pay the Lessor, on or before the first day of each lease year which commences prior to a discovery in paying quantities of sulphur and/or salt on the leased area, a rental as shown on the face hereof.


SEC. 5.   MINIMUM ROYALTY.  The Lessee shall pay the Lessor, at the
expiration of each lease year which commences after a discovery of sulphur and/or salt in paying quantities, a minimum royalty as shown on the face hereof or, if there is production, the difference between the actual royalty required to be paid with respect to such lease year and the prescribed minimum royalty if the actual royalty paid is less than the minimum royalty.


SEC. 6.   ROYALTY ON PRODUCTION.

     (a) The Lessee shall pay a fixed royalty as shown on the face hereof in value of production saved, removed, or sold from the leased area. Any Lessee is liable for royalty payments on sulphur and/or salt lost or wasted from a lease site when such loss or waste is due to negligence on the part of the operator of the lease, or due to the failure to comply with any rule or regulation, order, or citation issued under the Act.

     (b) The value of production for purposes of computing royalty on production from this lease shall never be less than 5 percent of the gross production or value of the sulphur at the mine. The value of production shall be the estimated reasonable value of the production as determined by the Lessor, due consideration being given to the highest price paid for a part or for a majority of sulphur and/or salt of like quality in the same general area, to the price received by the Lessee, to posted prices, and to other relevant matters. Except when the Lessor, in its discretion, determines not to consider special pricing relief from otherwise applicable Federal regulatory requirements, the value of production for the purposes of computing royalty shall not be deemed to be less than the gross proceeds accruing to the Lessee from the sale thereof. in the absence of good reason to the contrary, value computed on the basis of the highest price paid or offered at the time of production in a fair and open market for the major portion of like quality sulphur produced and sold from the field or area where the leased area is situated will be considered to be a reasonable value.

     (c) Royalties shall be due and payable by the last day of the next month following the month in which the sulphur and/or salt is produced, unless the Lessor prescribes a later date.


SEC. 7.   PAYMENTS.  The Lessee shall make all payments (rentals, royalties, and any other payments required by this lease) to the Lessor by electronic transfer of funds, check, draft on a solvent bank, or money order unless otherwise provided by regulations or by direction of the Lessor. Rentals, royalties, and any other payments required by this lease shall be made payable to the Minerals Management Service and tendered to the Director. Determinations made by the Lessor as to the amount of payment due shall be presumed to be correct and paid as due.


SEC. 8.   BONDS.  The Lessee shall maintain at all times the bond(s) required by regulation prior to the issuance of the lease and shall furnish such additional security as may be required by the Lessor if, after operations have begun, the Lessor deems such additional security to be necessary.


SEC. 9.   PLANS.  The Lessee shall conduct all operations on the leased area in accordance with approved exploration plans and approved development and production plans as are required by regulations. The Lessee may depart from an approved plan only as provided by applicable regulations.


SEC. 10. PERFORMANCE. The Lessee shall comply with all regulations and Orders. After due notice in writing, the Lessee shall drill such wells and produce at such rates as the Lessor may require in order that the leased area or any part thereof may be properly and timely developed and produced in accordance with sound operating principles.

SEC. 11.  SAFETY REQUIREMENTS. The Lessee shall:

     (a) maintain all places of employment within the leased area in compliance with occupational safety and health standards and, in addition, free from recognized hazards to employees of the Lessee or of any contractor or subcontractor operating within the lease area;

     (b) maintain all operation within the leased area in compliance with regulations or orders intended to protect persons, property, and the environment on the Outer Continental Shelf; and

     (c) allow prompt access, at the site of any operation subject to safety regulations, to any authorized Federal inspector and shall provide any documents and records which are pertinent to occupational or public health, safety, or environmental protection as may be requested.


SEC. 12.  SUSPENSION AND CANCELLATION.

     (a) The Lessor may suspend or cancel this lease pursuant to Section 5 of the Act, and compensation shall be paid when provided by the Act.

     (b) The lessor may, upon recommendation of the secretary of Defense, during a state of war or national emergency declared by Congress or the President of the United States, suspend operations under the lease, as provided in section 12(c) of the Act, and just compensation shall be paid to the Lessee for such suspension.


SEC. 13. INDEMNIFICATION. The Lessee shall indemnify the Lessor for, and hold it harmless from, any claim, including claims for loss or damage to property or injury to person caused by or resulting from any operation on the leased area conducted by or on behalf of the Lessee. However, the Lessee shall not be held responsible to the Lessor under this section for any loss, damage, or injury caused by or resulting from:

     (a) negligence of the Lessor other than the commission or omission of a discretionary function or duty on the part of a Federal Agency whether or not the discretion involved is abused; or

     (b) the Lessee's compliance with an order or directive of the Lessor against which an administrative appeal by the Lessee is filed before the cause of action for the claim arises and is pursued diligently thereafter.


SEC. 14. PURCHASE OF PRODUCTION. In time of war or when the President of the United States shall so prescribe, the Lessor shall have the right of first refusal to purchase at the market price all or any portion of the sulphur and/or salt produced from the leased area, as provided in Section 12(b) of the Act.


SEC. 15. EQUAL OPPORTUNITY CLAUSE. During the performance of this lease, the Lessee shall fully comply with paragraphs (1) through (7) of section 202 of Executive Order 11246, as amended (reprinted in 41 CFR 60-1.4(a)), and the implementing regulations which are for the purpose of preventing employment discrimination against persons on the basis of race, color, religion, sex, or national origin. paragraphs (1) through (7) of section 202 of Executive Order 11246, as amended, are incorporated in this lease by reference.


SEC. 16. CERTIFICATION OF NONSEGREGATED FACILITIES. By entering into this lease, the Lessee certifies, as specified in 41 CFR 60-1.8, that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments and that it does not and will not permit its employees to perform their services at any location under its control where segregated facilities are maintained. As used in this certification, the term "segregated facilities" means, but is not limited to, any waiting rooms, work areas, restrooms and washrooms, restaurants and other eating areas, timeclocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees which are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin, because of habit, local custom, or otherwise. The Lessee further agrees that it will obtain identical certifications from proposed contractors and subcontractors prior to award of contracts or subcontracts unless they are exempt under 41 CFR 60-1.5.


SEC. 17. RESERVATIONS TO LESSOR. All rights in the leased area not expressly granted to the Lessee by the Act, the regulations, or this lease are hereby reserved to the Lessor. Without limiting the generality of the foregoing, reserved rights included:

     (a) the right to authorize geological and geophysical exploration in the lease area which does not unreasonably interfere with or endanger actual operations under the lease, and the right to grant such easements or rights-of-way upon, through, or in the leased area as may be necessary or appropriate to working of other lands or to the treatment and shipment of products thereof by or under authority of the Lessor;

     (b) the right to grant leases for any minerals other than sulphur and/or salt within the leased area, except that operations under such leases shall not unreasonably interfere with or endanger operations under this lease;

     (c) the right, as provided in section 12(d) of the Act, to restrict operations in the leased area or any part thereof which may be designated by the Secretary of Defense, with approval of the President, as being within an area needed for national defense and, so long as such designation remains in effect, no operations may be conducted on the surface of the leased area or the part thereof included within the designation except with the concurrence of the Secretary of Defense. If operations or production under this lease within any designated area are suspended pursuant to this paragraph, any payments of rentals and royalty prescribed by this lease likewise shall be suspended during such period of suspension of operations and production, the term of this lease shall be extended by adding thereto any such suspension period, and the Lessor shall be liable to the Lessee for such compensation as is required to be paid under the Constitution of the United States.


SEC. 18. TRANSFER OF LEASE. The Lessee shall file for approval with the appropriate field office of the Minerals Management Service any instrument of assignment or other transfer of this lease, or any interest therein, in accordance with applicable laws and regulations.


SEC. 19. SURRENDER OF LEASE. The Lessee may surrender this entire lease or any officially designated subdivision of the leased area by filing with the appropriate field office of the Minerals Management Service a written relinquishment, in triplicate, which shall be effective as of the date of filing. No surrender of this lease or of any portion of the leased area shall relieve the Lessee or its surety of the obligation to pay all accrued rentals, royalties, and other financial obligations or to abandon all works on the area to be surrendered in a manner satisfactory to the Director.


SEC. 20. REMOVAL OF PROPERTY ON TERMINATION OF LEASE. Within a period of 1 year after termination of this lease in whole or in part, the Lessee shall remove all devices, works, and structures from the premises no longer subject to the lease in accordance with applicable regulations and orders of the Director. However, the Lessee may, with the approval of the Director, continue to maintain devices, works, and structures on the leased area for drilling or producing on other Leases.


SEC. 21.  REMEDIES IN CASE OF DEFAULT.


     (a) Whenever the Lessee fails to comply with any of the provisions of the Act, the regulations issued pursuant to the Act, or the terms of this lease, the lease shall be subject to cancellation in accordance with the provisions of section 5(c) and (d) of the Act and the Lessor may exercise any other remedies which the Lessor may have, including the penalty provisions of section 24 of the Act. Furthermore, pursuant to section 8(o) of the Act, the Lessor may cancel the lease if it is obtained by fraud or misrepresentation.

     (b) Nonenforcement by the Lessor of a remedy for any particular violation of the provisions of the Act, the regulations issued pursuant to the Act, or the terms of this lease shall not prevent the cancellation of this lease or the exercise of any other remedies under paragraph (a) of this section for any other violation or for the same violation occurring at any other time.


SEC. 22. UNLAWFUL INTEREST. No member of, or Delegate to, Congress, or Resident Commissioner, after election or appointment, or either before or after they have qualified, and during their continuance in office, and no officer, agent, or employee of the Department of the Interior, except as provided in 43 CFR Part 20, shall be admitted to any share or part in this lease or derive any benefit that may arise therefrom. The provisions of
Section 3741 of the Revised Statutes, as amended, 41 U.S.C. 22, and the Act of June 25, 1948, 62 Stat. 702, as amended, 18 U.S.C. 431-433, relating to contracts made or entered into or accepted by or on behalf of the United States, form a part of this lease insofar as they may be applicable.


SEC. 23.  SPECIAL PROVISIONS.

     (a) Any lease issued for an initial period of 10 years will be canceled after 5 years, following notice pursuant to the Outer Continental Shelf Lands Act, where drilling of an exploratory well has not been commenced before the end of the 5th year, or if the well has not been drilled in conformance with the approved exploration plan criteria, or if there is not a suspension of operations in effect.

     (b) The Lessee is granted the exclusive right to drill salt wells within the leased area and to use the salt produced therefrom for sulphur-mining operations pursuant to the Act free of royalty on the lease, on the condition that the drilling is conducted in accordance with procedures approved by the Director.

     (c) The Lessee shall pay no royalty on salt produced and consumed or otherwise used on the lease for the production of sulphur. The Lessee shall pay a fixed royalty of 5% at the mine for any salt produced and used or otherwise disposed of off the leased area for purposes other than sulphur production.

                                 United States
                          Department of the Interior
                          Minerals Management Service

                Outer Continental Shelf, Central Gulf of Mexico
                          Sulphur and Salt Lease Sale

                                                                     OCS-G 9372

STIPULATION NO. 1--PROTECTION OF ARCHAEOLOGICAL RESOURCES

(1) "Archaeological resource" means any prehistoric or historic district, site, building, structure, or object (including shipwrecks); such term includes artifacts, records, and remains which are related to such a district, site, building, structure, or object (Section 301(5), National Historic Preservation Act, as amended, 16 U.S.C. 470w(5)). "Operations" means any drilling, mining, or construction or placement of any structure for exploration, development, or production of the lease.

(2) If the Regional Director (RD) believes an archaeological resource may exist in the lease area, the RD will notify the lessee in writing. The Lessee shall then comply with subparagraphs (a) through (c).

     (a) Prior to commencing any operations, the lessee shall prepare a report, as specified by the RD, to determine the potential existence of any archaeological resource that may be affected by operations. The report, prepared by an archaeologist and a geophysicist, shall be based on an assessment of data from remote-sensing surveys and of other pertinent archaeological and environmental information. The lessee shall submit this report to the RD for review.

     (b) If the evidence suggests that an archaeological resource may be present, the lessee shall either:

          (i) Locate the site of any operation so as not to adversely affect the area where the archaeological resource may be; or

         (ii) Establish to the satisfaction of the RD that an archaeological resource does not exist or will not be adversely affected by operations.
This shall be done by further archaeological investigation, conducted by an archaeologist and a geophysicist, using survey equipment and techniques deemed necessary by the RD. A report on the investigation shall be submitted to the RD for review.

     (c) If the RD determines that an archaeological resource is likely to be present in the lease area and may be adversely affected by operations, the RD will notify the lessee immediately. The lessee shall take no action that may adversely affect the archaeological resource until the RD has told the lessee how to protect it.

(3) If the lessee discovers any archaeological resource while conducting operations on the lease area, the lessee shall report the discovery immediately to the RD. The lessee shall make every reasonable effort to preserve the archaeological resource until the RD has told the lessee how to protect it.

STIPULATION NO. 3--HYDROCARBON DISCOVERIES STIPULATION

Sulphur and salt leases are granted separately from oil and gas leases. Therefore, any hydrocarbons discovered by the sulphur and salt lessee cannot be produced under this lease. If the lessee discovers hydrocarbons while conducting sulphur and salt operations on the lease area, the lessee shall report the discovery immediately to the Regional Director (RD). If the RD determines that the discovery is significant and the Director determines that release of the information is necessary for the proper development of the filed or area, then a public announcement of the significant hydrocarbon discovery will be made pursuant to 30 CFR 250.3.

       IMC Fertilizer, Inc.                      Felmont Oil Corporation
----------------------------------          ----------------------------------
            (Lessee)                                     (Lessee)


       /s/ James L. Frye                          /s/ Richard A. Mills
----------------------------------          ----------------------------------
 (Signature of Authorized Officer           (Signature of Authorized Officer)


         James L. Frye                              Richard A. Mills
----------------------------------          ----------------------------------
      (Name of Signatory)                         (Name of Signatory)


Vice President, Service Operations                   Vice president
----------------------------------          ----------------------------------
            (Title)                                      (Title)


         March 28, 1988                              March 30, 1988
----------------------------------          ----------------------------------
            (Date)                                       (Date)


        2315 Sanders Rd.                        350 Glenborough, Ste. 300
      Northbrook, Il  60062                         Houston, TX  77067
----------------------------------          ----------------------------------
       (Address of Lessee)                         (Address of Lessee)
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----------------------------------          ----------------------------------
            (Lessee)                                     (Lessee)


----------------------------------          ----------------------------------
(Signature of Authorized Officer)            (Signature of Authorized Officer)


----------------------------------          ----------------------------------
       (Name of Signatory)                         (Name of Signatory)


----------------------------------          ----------------------------------
             (Title)                                      (Title)


----------------------------------          ----------------------------------
             (Date)                                       (Date)


----------------------------------          ----------------------------------
      (Address of Lessee)                          (Address of Lessee)

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 IF THIS LEASE IS EXECUTED BY A CORPORATION, IT MUST BEAR THE CORPORATE SEAL.

----------------------------------          ----------------------------------
            (Lessee)                                     (Lessee)


----------------------------------          ----------------------------------
(Signature of Authorized Officer)            (Signature of Authorized Officer)


----------------------------------          ----------------------------------
       (Name of Signatory)                         (Name of Signatory)


----------------------------------          ----------------------------------
             (Title)                                      (Title)


----------------------------------          ----------------------------------
             (Date)                                       (Date)


----------------------------------          ----------------------------------
      (Address of Lessee)                          (Address of Lessee)

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----------------------------------          ----------------------------------
            (Lessee)                                     (Lessee)


----------------------------------          ----------------------------------
(Signature of Authorized Officer)            (Signature of Authorized Officer)


----------------------------------          ----------------------------------
       (Name of Signatory)                         (Name of Signatory)


----------------------------------          ----------------------------------
             (Title)                                      (Title)


----------------------------------          ----------------------------------
             (Date)                                       (Date)


----------------------------------          ----------------------------------
      (Address of Lessee)                          (Address of Lessee)

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 IF THIS LEASE IS EXECUTED BY A CORPORATION, IT MUST BEAR THE CORPORATE SEAL.

                                                                    OCS-G 9372


----------------------------------          ----------------------------------
            (Lessee)                                     (Lessee)


----------------------------------          ----------------------------------
(Signature of Authorized Officer)            (Signature of Authorized Officer)


FREEPORT-MCMORAN RESOURCE PARTNERS
       Limited Partnership                 THE UNITED STATES OF AMERICA, Lessor
----------------------------------
            (Lessee)


         /s/ R. J. Becnel                          /s/ Ralph J. Melancon
----------------------------------          ----------------------------------
 (Signature of Authorized Officer)           (Signature of Authorized Officer)


           R. J. Becnel                              Ralph J. Melancon
----------------------------------          ----------------------------------
       (Name of Signatory)                          (Name of Signatory)


                                                  Acting Regional Director
         Vice President                          Gulf of Mexico OCS Region
Freeport Sulphur Company Division               Minerals Management Service
----------------------------------          ----------------------------------
             (Title)                                       (Title)


         March 31, 1988                                 April 7, 1988
----------------------------------          ----------------------------------
             (Date)                                         (Date)


      1615 Poydras Street
     New Orleans, LA  70112
----------------------------------
      (Address of Lessee)

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 IF THIS LEASE IS EXECUTED BY A CORPORATION, IT MUST BEAR THE CORPORATE SEAL.